AGREEMENT


         AND NOW, come the parties to this Agreement, Robert B. Farrow, James R.

Shaw,  individually,  and  Classic  Restaurant's  International,  Inc.,  by  its

President/CEO, James R. Shaw, and hereby agrees and stipulates as follows:

         1. Robert B. Farrow  will loan to Classic  Restaurant's  International,

Inc., the sum of $10,000.00, receipt of which is hereby acknowledged.

         2. The loan  will earn an  interest  at the rate of ten  percent  (10%)

until paid.

         3. Classic Restaurant's International, Inc., is in the process of doing a regulation as offering  anticipated on or about June 15, 1996.  Upon receiving the funds  from this  offering,  the  balance  of the  loan,  together  with all outstanding interest, shall be due and owing to Robert B.Farrow.

         4.  Unless  otherwise  repaid  or unless  the  balance,  together  with interest and other charges, is due and owing, the balance of this loan, together with any  outstanding  interest and other charges will be due no later than July

15,, 1996.

         5. As further  for this loan,  James R. Shaw and  Classic  Restaurant's

International, Inc., will issue to Robert B. Farrow three thousand (3,000) Class

A Common  Shares of Section 144 stock.  Certificates  for these  shares shall be issued on or before June 15, 1996.

         6. Any  failure  on the part of James R. Shaw or  Classic  Restaurant's

International, Inc., to comply with the terms of this Agreement shall constitute a default.

         7. In the event of a default,  James R. Shaw and  Classic  Restaurant's

International,  Inc.,  appoint  any  attorney  to appear on their  behalf and on behalf of each of them before any Court of record in the jurisdiction to confess judgment  against  them in an amount  equal to the  balance  of the  obligations contained herein,  together with all costs and reasonable attorneys fees, but in no case  attorneys  fees  less than  fifteen  percent  (15%) of the  outstanding balance.  James R. Shaw and Classic  Restaurant's  International,  Inc., further waive any exemptions,  errors, or stays of execution  relating to any confession of judgment contained herein. Further, Robert B. Farrow may exercise this clause any number of times necessary to satisfy the obligations contained herein.

         IN WITNESS  WHEREOF,  and  intending to be legally  bound  hereby,  the parties have hereunto set their hands and seals this 19th day of April, 1996.




---------------------------------            ---------------------------------
WITNESS                                      ROBERT B. FARROW

/s/Kimberly Broach                           /s/James R. Shaw
---------------------------------            ---------------------------------
WITNESS                                      JAMES R. SHAW, Individually

/s/Kimberly Broach                           /s/James R. Shaw Pres./CEO
---------------------------------            ---------------------------------
WITNESS                                      CLASSIC RESTAURANT'S
                                             INTERNATIONAL, INC., BY
                                             JAMES R. SHAW, PRESIDENT/CEO

                              BORROWER'S AFFIDAVIT

STATE OF FLORIDA                 :
                                 :        SS: ###-##-####
COUNTY OF                        :

         AND, NOW, comes James R. Shaw,  individually  and as  President/CEO  of

Classic Restaurant's International, Inc., and deposes and says as follows:

         1. James R. Shaw is an adult individual who is President/CEO of Classic

Restaurant's International, Inc.

         2. Deponent,  James R. Shaw, hereby acknowledges  receipt of $10,000.00 in loan from Robert R. Farrow.

         3. The  purpose  of this loan is to  provide  short  term  funding  for

Classic Restaurant's International, Inc.

         4. Classic Restaurant's International, Inc., is in the process of doing a regulation as of offering on or about June 15, 1996, and upon receiving  funds from the offering,  Classic Restaurant's  International,  Inc., will pay back to

Robert B. Farrow,  the sum of $10,000.00,  together with accrued interest at the rate of ten percent (10%).

         5. To the best of  Deponent's  knowledge  or  information  and  belief,

neither Deponent nor Classic  Restaurant's  International,  Inc., are insolvent,

about  to  become  insolvent,   financially  embarrassed,  or  about  to  become

financially embarrassed.  Further,  Deponent knows of no claim, either actual or contingent  that  may  be  made  against  either  him  or  Classic  Restaurant's

International,  Inc.,  (other  than  ordinary  and usual  debts  incurred in the running
of Classic  Restaurant's  International,  Inc.) that would impair the ability of either Deponent or Classic Restaurant's  International,  Inc., to repay the loan and to otherwise fulfill the commitments of the loan obligation.

         IN WITNESS WHEREOF, Deponent, James R. Shaw, has set his hand and seal.

April 19, 1996                               /s/ James R. Shaw              L.S.
-------------------------------              ---------------------------------
Date                                         JAMES R. SHAW

Sworn to and subscribed

before me this 22 day

of April, 1996.

/s/Lisa Kelly Claibone
--------------------------------------
Notary Public

My Commission Expires:
                           10/26/99